UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) December 4, 2008
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          On December 4, 2008, DuPont issued a press release announcing its outlook for full year 2009 earnings, before significant items, and revising its outlook for the fourth quarter ending December 31, 2008.
          The text of this press release is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
          The following exhibit is furnished herewith:

99.1	Press Release, dated December 4, 2008 issued by E. I. du Pont de Nemours and Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

December 4, 2008

Exhibit
Number	Description

99.1	Press Release, dated December 4, 2008 issued by E. I. du Pont de Nemours and Company

4